UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 7, 2010

NEOPROBE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-26520	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Metro Place North, Suite 300, Columbus, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On November 7, 2010, Neoprobe Corporation, a Delaware corporation (the “Company”), entered into a letter agreement (the “Engagement Letter”) with Rodman & Renshaw, LLC, as placement agent (the “Placement Agent”), relating to a proposed offering of securities of the Company. A copy of the Engagement Letter is attached hereto as Exhibit 1.1 and incorporated herein by reference.

On November 7, 2010, the Company entered into a Securities Purchase Agreement among the Company and each Purchaser identified on the signature pages thereto (the “Purchase Agreement”). A copy of the form of the Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. Pursuant to the Purchase Agreement, the Company agreed to issue to the Purchasers in a registered offering (the “Offering”) (1) 3,157,896 shares of the Company’s common stock, $0.001 par value (“Common Stock”), at a price of $1.90 per share, for gross proceeds of $6,000,002, and (2) two series of warrants, the Series CC warrants and Series DD Warrants, to purchase up to an aggregate of 3,157,896 shares of Common Stock, at a price of $2.11 per share (111% of the price per share of the common stock issued in the Offering). The Series CC warrants will be exercisable for up to 1,578,948 shares of common stock, with an expiration date of 12 months following the date of issuance.  The Series DD warrants will be exercisable for up to 1,578,948 shares of common stock, with an expiration date of 24 months from the date of issuance.   Upon exercise in full of Series CC warrants and Series DD warrants at a price of $2.11 per share, the Company would receive gross proceeds of $6,663,161.  Copies of the form of Series CC warrant, and form of Series DD warrant (collectively, the “Purchaser Warrants”), are attached hereto as Exhibits 10.2 and 10.3, respectively.

The Common Stock and Purchaser Warrants issued in the Offering, and the shares of Common Stock issuable upon exercise of the Purchaser Warrants, were offered and sold by the Company under its registration statement on Form S-3 (File No. 333-168485)(the “Registration Statement”), as supplemented by the prospectus supplement dated November 7, 2010, as filed with the Securities and Exchange Commission on November 9, 2010. The Company closed the Offering on November 10, 2010.

As compensation for the services of the Placement Agent in connection with the Offering, the Engagement Letter provides that the Company (1) pay a cash fee to the Placement Agent upon the closing of the Offering equal to 7% of the aggregate gross proceeds raised in the Offering and (2) issue Series EE warrants to purchase up to a number of shares of Common Stock equal to 5% of the shares of Common Stock issued in the offering, or an aggregate of 157,895 shares of Common Stock, at a price of $2.375 per share, to the Placement Agent (the “Rodman Warrants”).  The Rodman Warrants generally have the same terms as the Purchaser Warrants, except that the exercise price of the Rodman Warrants is 125% of the public offering price per share, or $2.375 per share, and the expiration date of the Rodman Warrants is five years from the effective date of the Registration Statement, or August 9, 2015.  The Rodman Warrants are being issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, set forth in Section 4(2) thereof. A copy of the form of the Rodman Warrants is attached hereto as Exhibits 10.4.

The above descriptions of the Engagement Letter, the Purchase Agreement, the Purchaser Warrants, and the Rodman Warrants, are qualified in their entirety by reference to Exhibits 1.1, 10.1, 10.2, 10.3 and 10.4 attached hereto.

A copy of the opinion of Porter, Wright, Morris & Arthur LLP related to the validity of the issuance and the legality of the Common Stock issued in the Offering, the Purchaser Warrants, and the shares of Common Stock issuable upon exercise of the Purchaser Warrants, is attached hereto as Exhibit 5.1.

Item 2.02.   Results of Operations and Financial Condition.

On November 10, 2010, the Company issued a press release regarding its consolidated financial results for the third quarter ended September 30, 2010.  A copy of the Company’s November 10, 2010, press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 2.02 of this Current Report on Form 8-K, including exhibit 99.1 attached hereto, shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 3.02.   Unregistered Sale of Equity Securities.

The contents of Item 1.01 are incorporated by reference into this item. The Rodman Warrants issued pursuant to the Engagement Letter were issued to the Placement Agent in a private transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended.  The Placement Agent is an accredited investor as defined in Rule 501(a) of Regulation D and was fully informed regarding the investment.  In addition, neither the Company nor anyone acting on its behalf offered or sold these securities by any form of general solicitation or general advertising.

Item 8.01.   Other Events.

On November 8, 2010, the Company issued a press release announcing that it had entered into agreements with institutional investors for a registered direct offering of (1) approximately 3.2 million shares of Common Stock, at a price of $1.90 per share, for gross proceeds of $6 million, and (2) two series of warrants, as further described in Item 1.01 of this Current Report on Form 8-K. A copy of the complete text of the Company’s November 8, 2010, press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, and markets for the Company’s products, are forward-looking statements.  The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof.  Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, and other risks detailed in the Company’s most recent Annual Report on Form 10-K and other Securities and Exchange Commission filings.  The Company undertakes no obligation to publicly update or revise any forward-looking statements.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number		Exhibit Description

1.1	*	Letter Agreement, dated November 7, 2010, by and between Neoprobe Corporation and Rodman & Renshaw, LLC.

5.1	*	Opinion of Porter, Wright, Morris & Arthur LLP.

10.1	*	Securities Purchase Agreement, dated November 7, 2010, among Neoprobe Corporation and each purchaser identified on the signature pages thereto.

10.2	*	Form of Neoprobe Corporation Series CC Common Stock Purchase Warrant.

10.3	*	Form of Neoprobe Corporation Series DD Common Stock Purchase Warrant.

10.4	*	Form of Neoprobe Corporation Series EE Common Stock Purchase Warrant.

99.1	**	Neoprobe Corporation press release dated November 10, 2010, entitled “Neoprobe Announces Third Quarter 2010 Results.”

99.2	*	Neoprobe Corporation press release dated November 8, 2010, entitled “Neoprobe Announces $6 Million Capital Investment.”

  *Filed Herewith
**Furnished Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neoprobe Corporation

Date: November 12, 2010	By:	/s/ Brent L. Larson
Brent L. Larson, Senior Vice President and Chief Financial Officer